Exhibit 10.1

                               LICENSE AGREEMENT(1)
                               --------------------

THIS AGREEMENT made and entered into of this 13th day of July, 2001, by and between Clean Diesel Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware, having its principal office at 300 Atlantic Street, Stanford, Connecticut, U.S.A. (hereinafter referred to as "Licensor") and Mitsui & Co., Ltd., a corporation organized and existing under the laws of Japan, having its principal office at 2-1, Ohtemachi 1-chome, Chiyoda-ku, Tokyo, Japan (hereinafter referred to as "Licensee"),

------------
1. Portions of this exhibit denoted with three asterisks (***) have been omitted pursuant to a request for confidential treatment.

                                   WITNESSETH:
                                   -----------

WHEREAS, Licensor has developed and owns a certain patented system for urea injection with the trademark "ARIS 2000" which reduces oxides of nitrogen from the emissions of diesel engines (hereinafter referred to as the "System") and has the exclusive right to grant a license with respect to the System;

WHEREAS, Licensee desires to manufacture and sell the Products as defined below for the diesel engine market, excepting the mobile engine market, in Japan, and

WHEREAS, Licensee desires to obtain, and Licensor is willing to grant, an exclusive license to manufacture, sub-license, use, sell and lease the Products within such market in Japan.

NOW,  THEREFORE,  the  parties  hereto  agree  as  follows:


                                    Article I
                                   Definitions
                                   -----------

1.01     Definitions
         -----------
As used in this Agreement, the following terms shall have the following respective meanings:

     (a) "Dollar" or the symbol "$" shall mean the currency of the United States of America.

     (b)  "Effective  Date"  shall  mean  the  date  first  written  above.

     (c) "Federal Rate" shall mean the monthly rate of interest as published by the Internal Revenue Service of USA pursuant to Internal Revenue Code
          Section  7520.

     (d) "Field" shall mean the diesel engine market, excepting the mobile engine market, in Japan.

     (e) "Improvement" shall mean any new invention or change in the System made or developed by Licensor, Licensee, or its sublicensees whether patentable or not, provided that the System, after such invention or change, is substantially similar to the System.

     (f)  "Intellectual  Property"  shall  mean:
          (i) All Patents, Improvements and patent applications and rights with respect to the System; and
          (ii) All trademarks with respect to the System as provided in Schedule A.
     (g) "Net Selling Price" shall mean, in relation to royalties under Section 5.01, the gross selling price of the Products as billed by Licensee or its sublicensees, less the following items to the extent that they are included in the gross selling price of the Products;
          (i)    sales,  excise  and  added  value  taxes;
          (ii)   customs  duties;
          (iii)  packaging,  transportation,  insurance  and  warehouse charges;
          (iv)   trade  and  quantity  discounts;  and
          (v)    credits  for  returned  Products.

     (h) "Patents" shall mean all Japanese patents or patent applications with respect to the System as provided in Schedule A.

     (i) "Products" shall mean the manufactured device of the System including injector, sensors, pump, valves, controls and software but excluding tankage, catalyst, engineering and installation. -

     (j) "Proprietary Information" shall mean all confidential information or other material including trade secrets, business and technical information and data regardless of its form, which is designated by the party disclosing such information as confidential or proprietary. Provided, however, Proprietary Information shall not include such information if such information;
          (i) was known to party receiving the information (hereinafter referred to as the "receiving party") at the time of disclosure;
          (ii) is now or becomes hereafter available to the public through no fault of the receiving party;
          (iii) may be hereafter acquired by the receiving party from a third party without any obligation of secrecy;
          (iv) is ndependently developed by the receiving party without making use of any confidential information as shown by documentation.

     (k) "Technical Information" shall include Intellectual Property and all data, designs, software and information in any form with respect to the System.

     (l) "Term" shall mean the period from the Effective Date to the latest date of expiry of the Patents unless sooner terminated pursuant to this Agreement.

                                   Article II
                                Grant of License
                                ----------------

2.01  Grant  of  License
      ------------------
     (a) Licensor hereby grants Licensee an exclusive license of the System and Technical Information to manufacture, sub-license, use, sell and lease the Products within the Field for the Term.
     (b) Licensee and its sublicensees may not solicit or procure sales from locations outside of Japan and Licensee and its sublicensees shall not knowingly sell to any third party who intends directly or indirectly to export Products out of Japan unless such third party is a licensee or permitted sublicensee of Licensor in the territory out of Japan to which such Products are to be exported.

2.02  Option  for  Mobile  License
      ----------------------------
     (a) Subject to execution and delivery of this License by both parties and payment by Licensee to Licensor on the Effective Date of the additional sum of $***, Licensee shall have an option until *** to enter into a License from Licensor for the additional field of use of mobile diesel engines in Japan. "Mobile" shall mean diesel engines mounted on vehicles, including on-road, off-road, marine and railroad uses. Licensee shall exercise this option by notice to Licensor on or before *** stating its intention to exercise the option. The terms and conditions of the mobile license shall provide for a mandatory up-front license fee to Licensor in the amount of $*** and the payment of unit royalties to be mutually agreed. The License shall also contain other terms and conditions substantially similar to those of this License. The License shall be executed and delivered within *** days of Licensee's notice of exercise or this option shall expire.

2.03  Sub-License
      -----------
Subject to payment by Licensee to Lincensor of the sub-license condition provided in Schedule B, Licensee may grant a non-exclusive sublicense of the System to any third party to the extent of the license granted hereunder in Japan, provided that Licensee shall ensure that the sublicense agreement to be entered into between Licensee and sublicensee and shall require sublicensee to report sales of the Product, and to be subject to audit by Licensee, under the same terms ad provided in this Agreement and to pay to Licensee the same royalties and fees otherwise payable hereunder by Licensee to Licensor as provided in Schedule B. Licensee shall notify the Licensor of such sublicensing within ten (10) days of entering into a sublicense agreement. Sublicensees may not sub-license. Sublicensees may not assign their sublicensees or any rights thereunder.

2.04  Non-Exclusivity
      ---------------
2.04 Licensee is obligated to fulfill target royalty amounts of $***, $*** and $*** in, respectively, the years ending on the ***, ***, and *** anniversaries of this License and Licensor shall have the right to render the License non-exclusive when the royalty amount in each such year does not reach to the target royalty amount. However, Licensor shall first grant the Licensee the opportunity to make voluntary payments in order to maintain exclusivity. Licensor and Licensee will review the target amount for each year within *** days after the *** anniversary of this agreement and may make adjustments subject to mutual agreement.

                                   Article III
           Transfer of Technical Information and Technical Assistance
           ----------------------------------------------------------

3.01  Transfer
      --------
Within ninety (90) days of the Effective Date, Licensor shall, at its own cost and expense, furnish Licensee with Technical Information by providing copies of Technical Information by mail and other methods agreed upon by the parties. Licensor shall notify Licensee writing or e-mail when such transfer has been made, and Licensee shall confirm such transfer by written notice upon receipt of Technical Information.

3.02  Technical  Assistance
      ---------------------
     (a) Upon reasonable request of Licensee, Licensor shall send to Licensee qualified personnel of Licensor in order to render technical assistance and services to Licensee for a period to be agreed upon by the parties hereto. All expenses with respect to the dispatch of such personnel, including but not limited to traveling expenses and reasonable living expenses but excluding salary and head office overhead expenses, shall be paid by Licensee. Such assistance shall not involve more than two visits per year or involve more than 10
          Mandays per year only for the first two years of the Agreement and only if other methods of assistance are not practical.
     (b) Upon request of Licensee, Licensor shall permit a reasonable number of employees of the Licensee and/or its sublicensees to visit the facilities of Licensor where products with respect to the System are manufactured, in order to observe the procedures of Licensor. All expenses with respect to such visits shall be paid by Licensee.

3.03  Marketing  Assistance
      ---------------------
Licensor and Licensee shall discuss methods of marketing the System and/or the Products within Japan, and Licensor shall inform Licensee of potential customers of the Products in Japan.

                                   Article IV
                                    Royalties
                                    ---------

4.01  Royalties
      ---------
     (a) In consideration of all licenses and other rights granted by Licensor hereunder, Licensee shall pay to Licensor the following fees:
          (1) an upfront license fee of ($495,000) four hundred and ninety five thousand dollars including $***,which has paid to Licensor under the Letter of Intent on 5th June, 2000, shall be regarded a part of upfront license fee. The reminder, $***, shall be paid as follows; $*** shall be paid on the Effective date and $*** shall be paid *** days after the Effective Date; and
          (2) Running royalties, exhibited in Schedule B, shall be paid by Licensee and sublicensee to Licensor *** within *** days after each *** of Licensee's fiscal year.
     (b) Licensor and Licensee shall review Running Royalties set out in Schedule B two years from the Effective Date and every year on said date thereafter in order to adjust such amounts based on current market conditions subject to mutual agreement. Any increase or decrease of the Running Royalty shall not cause any adjustment of the minimum royalty payments as stipulated in 2.04 above.
     (c) In the event Licensee fails to pay Licensor the royalty provided in this Section 4.01(a)(2) above, Licensor may terminate this Agreement or render the license granted to Licensee hereunder as non-exclusive after giving Licensee written notice of such measure. Provided, however, that when Licensee disburses to Licensor the balance of royalty due within *** days of such notice, Licensee shall maintain the exclusive license and other rights granted to Licensee herein.
     (d) All payments set forth in this Section 4.01 shall be carried out by wire transfer to such bank account of Licensor as designated by Licensor.

4.02  No  Withholding
      ---------------
Licensee shall pay the full amount of Royalties due hereunder regardless of a withholding tax, if any, which may from time to time be levied, assessed or required to be withheld and paid for the account of Licensor and Licensee shall itself bear the cost of such withholding tax. Licensee shall at the time of royalty payments to Licensor provide to Licensor appropriate documentary evidence of the payment by it of such withholding tax, if any, applicable to such royalty payment; provided, however, royalties due from Licensee shall be increased by the amount of any withholding tax lawfully levied by the Japanese tax authorities on any amount due to Licensor above those provided in Schedule
B. When Licensee deducts and pays any such tax, it shall without delay send to Licensor the official certificate of such tax payment.

4.03  Delinquency  Charges
      --------------------
In event that payment of royalties as defined in Section 4.01 above is not made within thirty (30) days of the due date of payment, Licensee shall pay Licensor delinquency charges at the Federal Rate until such payment is made in full.


4.04  Non-Payment  and  Termination
      -----------------------------
*** days after notice to Licensee of Licensee's failure to pay Licensor amounts due hereunder, Licensor may by notice to Licensee terminate this License, whereupon this License shall be of no further force and effect except for the obligation of Licensee to pay to Licensor such amounts as are due to Licensor through such termination.

                                    Article V
                             Accounting and Reports
                             ----------------------

5.01  Books  and  Records
      -------------------
Licensee shall, at its principal place of business as defined above, keep full and accurate records of the Products sold hereunder and other sufficient details in accordance with generally accepted accounting principles in Japan to enable the calculation of the amount of royalties payable to Licensor in accordance with generally accepted accounting principles. Licensor shall, upon notice, permit the said records to be examined from time to time by an independent accountant or accounting firm appointed by Licensor during reasonable business hours with prior written notice to the extent necessary to calculate the amount of royalties to be paid to Licensor, provided that such examination shall be made at the expense of the Licensor.

5.02  Reports
      -------
Each  quarterly payment of royalties made by Licensee to Licensor as provided in
Section 4.01 shall be accompanied by a written report containing information of each sale made by Licensee or sublicensee during such quarter, including names of customers, date of sales, invoice numbers, quantity of the Products, sales prices.

5.03  Examination
      -----------
Licensee shall, upon reasonable notice, make the books and records as referred to in clause 4.01 above available for inspection by duly authorized representatives of Licensor. Moreover, Licensor may, not more than once in twelve months, have such books and records audited by a certified independent public accountant or accounting firm selected by Licensor and approved in writing by Licensee which approval shall not unreasonably be withheld, at the expense of Licensor. Nothing herein shall be interpreted to mean that Licensor shall have access to or the right to examine other business records of Licensee. Licensor shall treat any information obtained pursuant to this clause as confidential and its accountant or accounting firm shall undertake to do the same.

                                   Article VI
                                   Improvement
                                   -----------

6.01  Title  and  License  of  Improvement
      ------------------------------------
The party hereto whose employees or agents have invented or developed such Improvement shall possess all rights including but not limited to applying for patents, trade marks, granting licenses and other titles related to such Improvement. Where Licensor shall have developed and shall be the owner of an Improvement, Licensee shall have a royalty-free right and license in Japan to make, use and sell such Improvement according to the terms and conditions of this License. Where Licensee shall have developed and be the owner of an Improvement, Licensor shall have a perpetual, royalty-free, world-wide right and license to such Improvement.

6.02  Improvement  With  Other  Party
      -------------------------------
An Improvement, if any, developed jointly or developed individually and without the participation of the other party but with respect to the Patent shall be owned by Licensor but Licensee shall have a royalty free right and license to make use and sell such Improvement in Japan according to the terms and conditions of this License.

6.03  No  License  Implied  to  Other  Technology
      -------------------------------------------
The title and License to Improvements provided in Section 6.02 above to the parties shall in itself imply no right or license whatsoever in any party to any other Technology after termination of the Term if required to practice an Improvement in a particular territory even though the lack of such right or license may render the Improvement valueless in the hands of a party.

                                   Article VII
                         Representations and Warranties
                         ------------------------------

7.01  General  Representations  and  Warranties
      -----------------------------------------
Each party represents and warrants to the other that it is a corporation established and existing under the laws of incorporation and possesses corporate power and authority to execute, deliver and perform this Agreement.

7.02  Representations With  Respect to Intellectual Property
      ------------------------------------------------------
Licensor hereby makes the following representations, warranties and covenants, and acknowledges that Licensee has relied thereon upon entering this Agreement that:

     (a) Licensor is the sole and exclusive owner of the Patents excepting as identified in Schedule A and Technical Information, and possesses the exclusive right to grant the license granted hereunder and has executed no agreement or taken any action in conflict herewith or in derogation of the license and other rights granted to Licensee hereunder;
     (b) to the best of Licensor's knowledge and belief, the System and/or Technical Information does not infringe any patents or rights of any third party;
     (c)  to  the  best  of  Licensor's  knowledge  and  belief,  the  patent
                                                                       ------
          applications are valid under the relative laws of Japan, and there are
          ------------
          no actions, suits or proceedings pending or threatened against Licensor with respect to the Patents or patent applications before any
                                               ----------------------
          court  or  in  any  jurisdiction;  and
Licensor has and shall not enter into any agreement or commitment which prevents Licensor from entering into and performing any obligations under this Agreement.

ARTICLE  VIII
                              Intellectual Property
                              ---------------------

8.01  Maintenance  Expense
      --------------------
Licensor shall be responsible for all fees, annuities and legal expense (excepting legal expense which is or may be associated with any litigation, including but not limited to, juridical, arbitral, administrative or investigation) required to obtain and maintain Japanese patent applications, patents and trademarks as set forth in Schedule A.

8.02  Registry  of  License
      ---------------------
Licensee may, at its own expense, register exclusive licenses relevant to the Patents in Japan and Licensor shall cooperate with Licensee in such registration.

8.03  Patent  Applications
      --------------------
In the event that either party with respect to Improvements as to which it shall have the right to acquire title, seeks patent protection for such Improvements, it will do so at its own expense (including any annuities or other maintenance fees) and it will receive the cooperation of the other party in the prosecution of such patent applications. When granted, the applicant shall have title to such patent, subject to the rights, if any, of the other party hereunder.

8.04  Trademarks
      ----------
Licensor does not intend to obtain any trademark with respect to the System other than the trademark set forth in Schedule A. If Licensee desires to obtain a mark or marks with respect to its products in association with the Technology it shall consult Licensor prior to application at the expense of Licensee. When granted such Trademark, Licensee shall possess all rights related to said mark.

8.05  Pending  Applications
      ---------------------
The parties shall take no action to jeopardize ongoing prosecutions or the final issuance of pending applications of the Intellectual Property of the other party.

8.06  Infringement
      ------------
     (a) In the event that either party becomes aware of any infringement within Japan of the

          Products, such party shall immediately inform the other party of the fact and discuss measures to remove such infringement. Licensor shall cooperate with Licensee in removing such infringement.
     (b) All expenses incurred and all damages awarded or otherwise payable to such third party shall be borne equally by the parties hereto but in no event shall Licensor be liable for expenses or damages in excess in any year of ***% of running royalties paid to Licensor in such year under this Agreement.

                                   Article IX
TERM  AND  TERMINATION

9.01  Term
      ----
This Agreement shall become effective on the date first above written and continue in full force and be binding on each party until the latest date of expiry of the Patents.

9.02  Termination
      -----------
     (a) Licensee may, at any time after the *** anniversary from the Effective Date and at its sole discretion, terminate this Agreement by giving Licensor *** days prior written notice, provided that Licensee shall have made all payments due before such termination date with respect to the license herein.
     (b) In the event that Licensee fails to pay to Licensor any payment with respect to the license hereunder within *** days after written notice is made by Licensor to Licensee of such failure of payment, Licensor may terminate this Agreement by giving Licensor *** days prior written notice.
     (c) In the event that either party hereto files a petition in bankruptcy or a petition in bankruptcy is filed against it, becomes insolvent or bankrupt, makes an arrangement for the benefit of creditors, or goes into liquidation, the other party may terminate this Agreement by giving such party a written notice.

9.03  Licensees right After  Termination
      ----------------------------------
After expiration or termination of this Agreement, all licenses and other rights granted to Licensee hereunder shall cease to exist; provided, however, that Licensee shall retain the license and rights hereunder to the extent of selling or otherwise disposing of any inventory Products and to fulfill all contracts with respect to the System and/or Products. In this case, Licensor and Licensee shall discuss and determine the royalty payments to be made by Licnesee with respect to such remaining rights, provided that the royalty amount provided in
Section  4.01  shall  be  the  upper  limit.


                                    Article X
                                 Confidentiality
                                 ---------------

10.01  Nondisclosure  Obligations
       --------------------------
(a) The parties understand that the Proprietary Information of the other party constitutes valuable property rights. Therefore, the party receiving Proprietary Information agrees not to provide or otherwise make available any portion of the Proprietary Information in any form to anyone other than employees and outside consultants solely for purposes of carrying out the rights, duties and obligations of such party pursuant to this Agreement. Each party agrees to notify its employees permitted access to the Proprietary Information, of the obligations under this Agreement. The parties shall also cause such employees thereto to execute written nondisclosure and confidentiality agreements with the receiving party, prohibiting such employees from further disclosure of the other party's Proprietary Information or use of such Proprietary Information for the benefit of any person other than Licensor or Licensee.

(b) Each party shall safeguard appropriately all documents, items of work in process and work products that embody Proprietary Information of the other party. A party having knowledge of loss or theft of the other party's Intellectual Property or Proprietary Information shall immediately notify the other party thereof.

10.02  Survival  of  Confidentiality  Obligations
       ------------------------------------------
The non-disclosure obligations set forth in clause 10.01 above shall continue for *** years after the termination of this Agreement.

10.03  Exceptions  to  Non-Disclosure  Obligations
       -------------------------------------------
The confidentiality and non-disclosure obligations set forth in clause 10.01 above shall not apply to such information if: (a) any such Proprietary Information is in public knowledge at the time of disclosure (b) any such Proprietary Information that subsequently becomes public through no fault of the receiving party; or (c) any such Proprietary Information that is subsequently disclosed to the receiving party by third parties that have no confidential obligations. With respect to public use, however, the parties understand and agree that Proprietary Information of a party shall not be deemed to be in public use or publicly available merely because it may be derived from combinations of public information.

                                   Article XI
                              Government Approvals
                              --------------------

11.01  Approvals
       ---------
Licensee shall, at its own expense, apply for all government approvals which may be required for the execution of the transactions contemplated in this Agreement, and shall furnish written Licensor with evidence of such approvals.

11.02  Export  Controls
       ----------------
Licensee acknowledges that the further transfer of the Technical Information or the sale of Products by Licensor to persons outside of the United States and the further transfer by Licensee of the Technical Information may from time to time be governed by specific regulations related to the Technical Information or Products and Licensee agrees to comply with such specific regulations and at its own expense and from time to time to obtain such consents, if any, as may be required to so comply.

                                   Article XII
                                  Miscellaneous
                                  -------------

12.01  Non-Assignment
       --------------

Neither this Agreement nor any right or obligation hereunder may be assigned or transferred to any third party by either party in whole or in part, without the prior written consent of the other party.

12.02  No Joint  Venture
       -----------------
This Agreement shall not imply any establishment of partnership or joint venture between the parties. Neither party hereto shall act or attempt to act or represent itself, directly or by implication, as having the power to bind the other party or in any manner to create any obligation on behalf of the other party.

12.03  Notices
       -------
Any notice or other communication shall be given or sent hereunder in writing and delivered personally, sent by prepaid registered post, fax, or e-mail (with electronic confirmation of delivery) to either party at the following address, fax number or such other address or fax number as either party shall have provided to the other party pursuant to this Section.

     if to Licensor:  Airmail:   Clean  Diesel  Technologies,  Inc.
                                  300  Atlantic  Street,
                                  Stanford,  CT,  U.S.A.
                                            Attention:  James  M.  Valentine
                                 Chief Operating Officer
                                 Fax:       +1-203-323-0461
                                 E-mail:    jvalentine@cdti.com

     if to Licensee:             Airmail:   Mitsui  &  Co.,  Ltd.
                                            2-1,  Ohtemachi  1-chome,
                                            Chiyoda-ku,  Tokyo,  Japan
                                                         Attention:  Yuji  Shiro
                                            General  Manager
                                            Research  &  Development  Group
                                            Inorganic  Raw  Materials  Division
                                 Fax:       +81-3-3285-9149
                                 E-mail:     Y.Shiro@xm.mitsui.co.jp
                                             -----------------------

12.04  Successors
       ----------
This Agreement shall be binding upon the parties and their successors and permitted assignees.

12.05  Entire  Agreement
       -----------------
This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior communications, understandings and agreements relating thereto except as expressly otherwise herein provided.

12.06  Amendments
       ----------
No amendment to or modification of this Agreement shall be effective for any purpose whatsoever, if not confirmed in writing by the duly authorized representative of each of the parties.

12.07  No  Waiver
       ----------
The failure of one party at any time to require performance by the other party of any provision hereof, shall in no way affect such party's right to require full performance thereof at any time thereafter, nor shall the waiver by one party of a breach of any provision hereof be taken or held to be a waiver by such party of any succeeding breach of such provision or as a waiver of the provision itself.

12.08  Section  Headings
       -----------------
Section headings as used in this Agreement are for convenience only and shall not effect the construction or interpretation of this Agreement.

                                  Article XIII
ARBITRATION  AND  GOVERNING  LAW

13.01  Arbitration
       -----------
Any controversy or claim arising out of or relating to this Agreement shall be determined by arbitration under the International Arbitration Rules of the American Arbitration Association. The arbitration shall take place in New York, U.S.A., and shall be conducted in the English language. The award of the arbitrator(s) shall be final and binding on both parties.

13.02  Governing Law
       -------------
This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of New York provided however, that issues related to the validity and enforcement of the Patents shall be governed by Japanese law.

                                   Article IX
                            Former License Agreement
                            ------------------------

14.01  Former  License  Agreement
       --------------------------
The parties hereby agree that the former license agreement entered into between the parties on the 5th day of June 2000 with respect to the System shall be automatically terminated and superseded by this Agreement in its entirety upon execution of this Agreement.

14.02  Notices
       -------
All notices hereunder shall be deemed effective when made in writing when (a) upon receipt when delivered by hand or by facsimile transmission and acknowledged electronically or by air courier and the courier records delivery or (b) three days after deposit in the U.S.A mail when transmitted by postage pre-paid certified or registered mail return receipt requested, in either case to the addresses for the parties set out herein and to the attention of the person signing below for such party or to such other address and person as may by such notice be given.

14.03  Counterparts
       ------------
This License may be executed in any number of counterparts and each counterpart shall be considered for all purposes as an original agreement but all such counterparts shall in the aggregate constitute a single agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the Effective Date.

CLEAN DIESEL TECHNOLOGIES, INC.         MITSUI & CO., LTD

/s/  James  M.  Valentine               /s/  Jiro  Tamagawa
--------------------------------        -----------------------------------
James  M.  Valentine                    Jiro  Tamagawa
Chief  Operating  Officer                    General  Manager
                                        Inorganic  Row  Material  Division



                                   SCHEDULE A

PATENTS




JP App. No.     542874/1998   Tarabulski       Reducing NOx emissions from an
                                               engine  while  maximizing  fuel
                                               economy,  EGR/SCR.

WO  00/18491  (P1030A)        CDTI and AMBAC   Nozzle  design  (Injector).

PCT/US00/40111 (P7001A)       FT and CDTI      Urea supply controlled with the
                                               aid  of  SCR  fluorescence.

JP App. No. 541923/1998       Peter-Hoblyn     Heat and pressure applied to NOx
(P1021C)                      Balles           reducing  material  prior  to
                              Hofmann          Introduction into  exhaust  by
                                               Return  flow injection  system.
                                               (Fundamental return-flow concept)

WO  00/21881  (P1021D)        Tarabulski       In-tank module for urea solution
                              Knapper          control  and  feed.
                              Peter-Hoblyn
                              Valentine



                                   SCHEDULE B

                                Royalties & Fees
                                ----------------
                           (Stationary Diesel Engines)


          Standard  ARIS  2000  stationary  unit (1 Injector)  $***

          2  Injector  ARIS  2000  stationary  unit            $***

          3  Injector  ARIS  2000  stationary  unit            $***
          (Includes  required  control  upgrade)

          4  Injector  ARIS  2000  stationary  unit            $***

          Spare  Injector                                $***


     Royalties  on  field-engineered  systems  will  be
     $*** per Injector plus ***% of Net Sales on all other ARIS 2000 components including controls, sensors, pumps and valves. Field engineered
                                    -----------------
     systems  shall  be  those  systems  using  other  than
     ------------------------------------------------------
     standard  modular  ARIS  units.
     -------------------------------



                             Upfront Sublicense Fees
                             -----------------------

          Licensor  shall  receive  ***%  of  any  Upfront
     Sublicense Fee charged by Licensee to Sublicensees.

                   AMENDMENT NO. 1 TO THE LICENSE AGREEMENT OF
                      JULY 13, 2001 BETWEEN MITSUI AND CDT
     DATED  DECEMBER  18,  2002


1) Under the Agreement of July 13, 2001 (the "Agreement") between the parties, Mitsui acquired an option on a license for the mobile ARIS technology for Japan. Subject to the following specific terms and conditions including up-front license fees, royalties and minimums for the continuation of the mobile license, CDT and Mitsui do hereby agree to amend the License Agreement of July 13, 2001 to incorporate the previously excluded Mobile Engine Market as a licensed Field in Japan consistent with the Terms and Conditions of the Agreement.

2)   Royalties  for  Mobile  ARIS

     a. Up Front License Fees: Mitsui will pay to CDT the amount of $250,000 as an upfront license payment on or before ***. Mitsui will further undertake design, engineering, development and demonstration programs in Japan of at least $*** in cost to further the commercialization of the ARIS mobile technology over the *** month period commencing on ***. Mitsui will report to CDT on such expenditures on a mutually agreed basis no later than ***.

     b. Running Royalties shall be paid by License and sublicensees at the following rates for ARIS mobile urea SCR Systems manufactured or caused to be manufactured by Licensee or sublicensee or purchased from CDT licensed manufacturers as below:

          Cumulative Injectors     Unit Royalty
          --------------------     ------------
               1 - 1,000               $***
            1,001 - 100,000            $***
               100,001 +               $***

     c. Licensee and each sublicensee shall pay a separate royalty of $*** per application for each use of EGR/SCR combination following issuance of a Japanese patent to CDT or its assignee if such combination is not used in conjunction with the ARIS System covered by royalties under 2b.

     d. In addition to targeted royalty amounts specified in 2.04 of the Agreement, Licensee shall pay to Licensor additional targeted royalty amounts of $***, $*** and $*** on the ***, *** and *** anniversaries of this Amendment and Licensor shall have the right to render this mobile License non exclusive if Licensee shall not make such payments within *** days of each of such anniversary dates.

     e. License shall pay to Licensor ***% of any sublicensee fees, if any, collected by Licensee from sublicensees of the ARIS technology.

/s/  James  M.  Valentine                   /s/  Yuji  Shiro
-----------------------------------         --------------------------------
CLEAN  DIESEL  TECHNOLOGIES,  INC.          MITSUI  AND  CO.